SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): AUGUST 16, 1996
                                                  ---------------


                         THE NEW WORLD POWER CORPORATION
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Delaware                       0-18260                   52-1659436
- --------------------------------------------------------------------------------
  (STATE OR OTHER                 (COMMISSION                   (IRS EMPLOYER
  JURISDICTION OF                 FILE NUMBER)              IDENTIFICATION NO.)
  INCORPORATION)


The Farmhouse, 558 Lime Rock Road, Lime Rock, Connecticut              06039
- --------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                             (ZIP CODE)


Registrant's telephone number, including area code: (860) 435-4000
- --------------------------------------------------------------------------------

                                       N/A
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

         On August 16, 1996, New World entered in a Stock Purchase Agreement (the "GTC Agreement") with Golden Technologies Company, Inc., a wholly owned subsidiary of ACX Technologies, Inc., for the sale of all of its shares in Photocomm, Inc. and Solartec, S.A. New World also entered into a Waiver Agreement with Photocomm, Inc., Robert R. Kauffman and Programmed Land, Inc., modifying their Stock Purchase Agreement dated October 15, 1993. The GTC Agreement and Waiver Agreement are annexed as Exhibits and incorporated herein by reference.

ITEM 5.       OTHER EVENTS.

         On August 22, 1996, New World issued a press release, describing a letter of intent for a joint venture and management agreement. A copy of the press release is also annexed as an Exhibit.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
              AND EXHIBITS.


EXHIBIT                                DOCUMENT
INDEX

10.1 Stock Purchase Agreement between New World and Golden Technologies, Company, Inc. dated
                     August 16, 1996.  (Submitted herewith)

10.2                 Waiver Agreement between New World, the
                     Issuer, Mr. Kauffman and PLI, dated August 16, 1996. (Submitted herewith)

99                   Press release dated August 22, 1996

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE NEW WORLD POWER CORPORATION


                                           By:  /S/ JOHN D. KUHNS
                                                -----------------
                                                    John D. Kuhns
                                                    Chairman




Dated: August 29, 1996